AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED JANUARY 7, 2011
TO
THE PROSPECTUS DATED APRIL 30, 2010
(AS SUPPLEMENTED THROUGH OCTOBER 29, 2010)

NESTEGG TARGET DATE FUNDS

NESTEGG 2050 FUND

(TICKER SYMBOLS: NEFTX, NEFAX)

(the “Fund”)

The Prospectus is hereby amended and supplemented, effective as of January 7, 2011, to reflect the change noted below.

Under MORE ABOUT THE FUND in the sub-section entitled “Additional Information About the Fund’s Investment Strategies”, the last two sentences of the second paragraph shall read as follows:

“The quarterly risk reductions in the benchmark continue until the benchmark reflects 20% of the equity risk, on January 1, one year after maturity. Once an index reaches that date, it intends to reflect 20% of the equity risk.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE